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                                                                   EXHIBIT 10.43


                          AMENDMENT NO. 1 TO AGREEMENT
                               AND PLAN OF MERGER

     THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is dated as of November 14, 2000 and is by and among Hanover Compressor Company, a Delaware corporation ("Parent"), Caddo Acquisition Corporation, an Oklahoma corporation and a direct, wholly owned subsidiary of Parent ("Merger Sub"), and OEC Compression Corporation, an Oklahoma corporation (the "Company"). Terms used and not defined herein shall have the meanings assigned to them in the Agreement and Plan of Merger dated as of July 13, 2000 by and among the Parent, Merger Sub and the Company (the "Merger Agreement").

                                    RECITALS:

     A. Parent, Merger Sub and the Company entered into the Merger Agreement as of July 13, 2000; and

     B. Parent, Merger Sub and the Company desire to amend the Merger Agreement as set forth in this Amendment.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

     1. The second sentence of Section 3.2 of the Merger Agreement is amended to read in its entirety as follows: "As of the date hereof, (i) 37,060,776 shares of Company Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) 320,445 shares of Company Common Stock are held in the treasury of the Company or by Subsidiaries of the Company, and (iii) no shares of Company Preferred Stock are issued and outstanding."

     2. Sections 5.11 and 6.3(g) of the Merger Agreement are deleted in their entirety. Parent and Merger Sub hereby waive any rights they may have as a result of the breach or non-fulfillment of the requirements of such Sections prior to the date of this Amendment.

     3. Section 6.3(d) of the Merger Agreement is amended to read in its entirety as follows:

          (d) Absence of Certain Changes or Events. Since the date of this Agreement there shall not have been any event, development or change of circumstance that constitutes, has had, or, individually or in the aggregate, could be expected to have a Company Material Adverse Effect. Solely for purposes of this Section 6.3(d), a Company Material Adverse Effect shall have been deemed to occur only if it results from: (i) natural disasters or acts of God; (ii) war, terrorism or civil strife;
     (iii) criminal acts or civil fraud; or (iv) willful misconduct of the Company's officers.



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     4.  Section 7.1(b) of the Merger Agreement is amended to read in its entirety as follows:

          (b) by either Parent or the Company if the Merger shall not have been consummated by March 1, 2001 (the "Outside Date"), provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

     5. The following is added as the last sentence of Section 8.3 of the Merger Agreement: "Knowledge" or "to the knowledge of" Parent or Merger Sub means the actual knowledge of Michael J. McGhan, William S. Goldberg and Charles A. Erwin.

     6. As of the date of this Amendment, to the knowledge of Parent and Merger Sub, there has not been any event, development or change of circumstance that constitutes, has had, or, individually or in the aggregate, could be expected to have a Company Material Adverse Effect (as such term is used in Section 6.3(d) of the Merger Agreement, as amended by this Amendment).

     7. As of the date of this Agreement, to the knowledge of Parent and Merger Sub, the Company has not breached any of the representations and warranties contained in Article III of the Merger Agreement.

     8. The Merger Agreement, as amended by this Amendment, and all documents and instruments referred to in the Merger Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 5.12 of the Merger Agreement, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; provided that the Confidentiality Agreements shall remain in full force and effect until the Effective Time.

     9. The laws of the State of Oklahoma shall govern the interpretation, validity and performance of the terms of this Amendment, regardless of the law that might be applied under principles of conflicts of law.

     10. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been sighed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

               [Remainder of this page intentionally left blank;
                            Signature page follows]




                                      -2-


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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused this Amendment to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.


                                       HANOVER COMPRESSOR COMPANY
                                       a Delaware corporation


                                       By: /s/ Michael J. McGhan
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer

                                       CADDO ACQUISITION CORPORATION
                                       an Oklahoma corporation


                                       By: /s/ Michael J. McGhan
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer


                                       OEC COMPRESSION CORPORATION
                                       an Oklahoma corporation


                                       By:
                                           ------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------
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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused this Amendment to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.

                                       HANOVER COMPRESSOR COMPANY
                                       a Delaware corporation


                                       By:
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer

                                       CADDO ACQUISITION CORPORATION
                                       an Oklahoma corporation


                                       By:
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer


                                       OEC COMPRESSION CORPORATION
                                       an Oklahoma corporation


                                       By: /s/ Ray Davis
                                           ------------------------------
                                       Name: Ray Davis
                                            -----------------------------
                                       Title:
                                             ----------------------------